LEGAL PROCEEDINGS
On or about February 14, 2020, Marc S. Kirschner, as Trustee for NWHI Litigation Trust (the Trust), and Wilmington Savings Fund Society, FSB, as successor indenture trustee for various notes issued by Nine West Holdings, Inc. (together with the Trustee, Plaintiffs), filed separate complaints in the United States District Court for the Northern District of Illinois (case nos. 20-cv-01129 and 20-cv-01136, respectively) against a group of defendants that includes the FlexShares Morningstar
US Market Factor Tilt Index Fund in its capacity as a former public shareholder of The Jones Group Inc. (Jones Group).
The claims in these actions stem from a series of merger transactions (Transactions) entered into by Jones Group in 2014 that allegedly rendered Jones Group insolvent. The FlexShares Morningstar
US Market Factor Tilt Index Fund allegedly received $224,910 as a result of the Transactions. The Plaintiffs seek to clawback these proceeds for the benefit of the Trust and the noteholders on the basis that they allegedly were fraudulent conveyances.

During the quarter ended June 30, 2020, the Judicial Panel on Multidistrict Litigation ordered the transfer of these actions and several substantially similar actions filed in other districts to the Southern District of New York for consolidated pre-trial proceedings. On June 29, 2020, the former public shareholder defendants, including
FlexShares Morningstar US Market Factor Tilt Index Fund, filed a motion to dismiss on the basis that the payments made to them in connection with the Transactions were shielded from the fraudulent conveyance claims under Section 546(e) of the Bankruptcy Code. On August 27, 2020, all fraudulent conveyance claims against the former public shareholder defendants were dismissed. Plaintiffs are currently in the process of appealing from that decision.
The Funds intend to vigorously defend these actions.